UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 19, 2013

First Citizens Banc Corp

(Exact name of Registrant as specified in its charter)

Ohio	1-36192	34-1558688
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870

(Address of Principle Executive Offices)

Registrant’s telephone number, including area code: (419) 625-4121

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On December 19, 2013, First Citizens Banc Corp (the “Company”) issued a press release announcing the successful completion of its public offering of 1,000,000 depositary shares, each representing a 1/40th ownership interest in a 6.50% Noncumulative Redeemable Convertible Perpetual Preferred Share, Series B, of the Company with a liquidation preference of $1,000 per share (equivalent to $25.00 per depositary share). The Company sold the maximum of 1,000,000 depositary shares in the offering at $25.00 per depositary share, resulting in gross proceeds to the Company of $25,000,000.

A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits.

Exhibit No.	Description

99.1	Press release dated December 19, 2013

[Remainder of page intentionally left blank;

signature on following page]

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens Banc Corp

/s/ Richard J. Dutton	December 19, 2013
Richard J. Dutton	Date
Senior Vice President

INDEX TO EXHIBITS

Current Report on Form 8-K

Dated December 19, 2013

First Citizens Banc Corp

Exhibit No.	Description

99.1	Press release dated December 19, 2013